Principal Funds, Inc.

Supplement dated March 18, 2019
to the Statutory Prospectus dated December 31, 2018
(as supplemented on March 1, 2019)

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

SUMMARY FOR BOND MARKET INDEX FUND

Effective July 1, 2019, delete the Annual Fund Operating Expenses table and Example, and replace with the following:

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	J	Inst.	R-1	R-2	R-3	R-4	R-5
Management Fees(1)	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%
Distribution and/or Service (12b-1) Fees	0.15%	N/A	0.35%	0.30%	0.25%	0.10%	N/A
Other Expenses	0.35%	0.01%	0.54%	0.46%	0.33%	0.29%	0.27%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.65%	0.16%	1.04%	0.91%	0.73%	0.54%	0.42%
Expense Reimbursement (2)	--	--	--	--	--	--	--
Total Annual Fund Operating Expenses after Expense Reimbursement	0.65%	0.16%	1.04%	0.91%	0.73%	0.54%	0.42%

(1)	Fees have been restated to reflect current fees.
(2)
Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.71% for Class J, 0.16% for Institutional, 1.04% for Class R-1, 0.91% for Class R-2, 0.73% for Class R-3, 0.54% for Class R-4, and 0.42% for Class R-5 shares. It is expected that the expense limits will continue through the period ending December 30, 2019; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the expense limits prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The calculation of costs takes into account any applicable contractual fee waivers and/or expense reimbursements for the period noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class J	$166	$208	$362	$810
Institutional Class	16	52	90	205
Class R-1	106	331	574	1,271
Class R-2	93	290	504	1,120
Class R-3	75	233	406	906
Class R-4	55	173	302	677
Class R-5	43	135	235	530
With respect to Class J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class J	$66	$208	$362	$810

Effective July 1, 2019, delete the Management section (including Investment Advisor and Sub-Advisor and Portfolio Managers), and replace with the following:
Management
Investment Advisor and Portfolio Managers:
Principal Global Investors, LLC

•	Darryl Trunnel (since 2019), Portfolio Manager

•	Randy Woodbury (since 2019), Portfolio Manager

SUMMARY FOR DIVERSIFIED REAL ASSET FUND

In the Average Annual Total Returns table, delete the names and adjacent text for the Diversified Real Asset Strategic Index, S&P Global Infrastructure Index, S&P Global Natural Resources Index, and FTSE EPRA/NAREIT Developed Index, and replace with the following:

Diversified Real Asset Strategic Index (except as noted for the below indexes, reflects no deduction for fees, expenses, or taxes)
S&P Global Infrastructure Index NR (reflects withholding taxes on foreign dividends, but no deduction for fees, expenses, or other taxes)
S&P Global Natural Resources Index NR (reflects withholding taxes on foreign dividends, but no deduction for fees, expenses, or other taxes)
FTSE EPRA/NAREIT Developed Index NR (reflects withholding taxes on foreign dividends, but no deduction for fees, expenses, or other taxes)

SUMMARY FOR GLOBAL OPPORTUNITIES FUND

In the Average Annual Total Returns table, delete the name and adjacent text for the MSCI All Country World Index, and replace with the following:

MSCI All Country World Index (ACWI) NR (reflects withholding taxes on foreign dividends, but no deduction for fees, expenses, or other taxes)

SUMMARY FOR INTERNATIONAL EQUITY INDEX FUND

In the Average Annual Total Returns table, delete the name and adjacent text for the MSCI EAFE NR Index, and replace with the following:

MSCI EAFE Index NR (reflects withholding taxes on foreign dividends, but no deduction for fees, expenses, or other taxes)

SUMMARY FOR INTERNATIONAL SMALL COMPANY FUND

In the Average Annual Total Returns table, delete the name and adjacent text for the MSCI World ex USA Small Cap Index, and replace with the following:

MSCI World ex USA Small Cap Index NR (reflects withholding taxes on foreign dividends, but no deduction for fees, expenses, or other taxes)

SUMMARY FOR ORIGIN EMERGING MARKETS FUND

In the Average Annual Total Returns table, delete the name and adjacent text for the MSCI Emerging Markets NR Index, and replace with the following:

MSCI Emerging Markets Index NR (reflects withholding taxes on foreign dividends, but no deduction for fees, expenses, or other taxes)

SUMMARY FOR PREFERRED SECURITIES FUND

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY
Effective on or about July 1, 2019, the 80% test relating the name of Preferred Securities Fund to its principal investments, as required by Rule 35d-1 under the Investment Company Act, will be changed to correspond to the Fund’s new name, Spectrum Preferred and Capital Securities Income Fund. On that date, delete all references in this prospectus to Preferred Securities Fund, and replace with Spectrum Preferred and Capital Securities Income Fund.
Effective July 1, 2019, delete the first two paragraphs under Principal Investment Strategies, and replace with the following paragraph:

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowing for investment purposes, in preferred securities and capital securities at the time of purchase. Preferred securities typically include preferred stock and various types of junior subordinated debt and trust preferred securities. Preferred securities may pay fixed rate or adjustable rate distributions and generally have a payment "preference" over common stock, but are junior to the issuer's senior debt in a liquidation of the issuer’s assets. Capital securities include Tier 2 subordinated debt securities issued by U.S. and non-U.S. financial institutions (including, but not limited to, banks and insurance companies), contingent convertible securities (“Cocos”), and certain preferred securities, issued by U.S. and non-U.S. corporations, financial institutions, and other issuers for purposes of satisfying regulatory capital requirements or obtaining rating agency credit. Capital securities may pay fixed rate or adjustable rate distributions and generally have a payment "preference" over common stock, but are junior to the issuer's senior debt in a liquidation of the issuer’s assets. Cocos are hybrid debt securities typically issued by non-US banking institutions that have contractual equity conversion or principal write-down features that are triggered by regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern if the conversion trigger were not exercised.

SUMMARY FOR SMALL-MIDCAP DIVIDEND INCOME FUND

Effective May 1, 2019, delete the first paragraph under Purchase and Sale of Fund Shares.

SUMMARY FOR SYSTEMATEX INTERNATIONAL FUND
In the Average Annual Total Returns table, delete the name and adjacent text for the MSCI EAFE NR Index, and replace with the following:

MSCI EAFE Index NR (reflects withholding taxes on foreign dividends, but no deduction for fees, expenses, or other taxes)

SUMMARY FOR SYSTEMATEX LARGE VALUE FUND

On March 12, 2019, the Board of Directors of Principal Funds, Inc. approved the Plan of Liquidation and Termination (the “Plan”) for the SystematEx Large Value Fund (the “Fund”). Pursuant to the Plan, the Fund will liquidate on or about May 1, 2019. All outstanding shares will be redeemed at net asset value, proceeds will be sent to shareholders of record, and the Fund will discontinue its operations. In light of the anticipated liquidation, the Fund may deviate from its stated investment objective and strategies.

On or about May 1, 2019, delete all references to the SystematEx Large Value Fund from the prospectus.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

In the Strategy and Risk Table, for Global Opportunities Fund, change the designation in the Preferred Securities row from “Not Applicable” to “Non-Principal.”

After the Temporary Defensive Measures section, add the following new section:

Securities Lending
To generate additional income, a Fund may lend its portfolio securities to broker-dealers and other institutional borrowers to the extent permitted under the 1940 Act or the rules, regulations or interpretations thereunder. A Fund that lends its securities will continue to receive amounts equal to the interest or dividend payments generated by the loaned securities. In addition to receiving these amounts, the Fund generates income on the loaned securities by receiving a fee from the borrower, and by earning interest on the collateral received from the borrower. A negotiated portion of the income is paid to a securities or lending agent (e.g., a bank or trust company) who arranged the loan. During the term of the loan, the Fund’s investment performance will reflect changes in the value of the loaned securities.

A borrower’s obligations under a securities loan is secured continuously by collateral posted by the borrower and held by the custodian in an amount at least equal to the market value of the loaned securities. Generally, cash collateral that a Fund receives from securities lending activities will be invested in the Principal Funds, Inc. Government Money Market Fund, which is managed by PGI and for which PGI receives a management fee. The collateral may also be invested in unaffiliated money market funds.

Securities lending involves exposure to certain risks, including the risk of losses resulting from problems in the settlement and accounting process, the risk of a mismatch between the return on cash collateral reinvestments and the fees each Fund has agreed to pay a borrower, and credit, legal, counterparty and market risk. A Fund’s participation in a securities lending transaction may affect the amount, timing, and character of distributions derived from such transaction to shareholders. Qualified dividend income does not include “payments in lieu of dividends,” which the Funds anticipate they will receive in securities lending transactions.

MANAGEMENT OF THE FUNDS

Effective July 1, 2019, under The Manager and Advisor, add Bond Market Index to the list of Funds for which PGI provides day-to-day discretionary investment services, and add the following to the alphabetical list of PGI portfolio managers:

Darryl Trunnel has been with Principal® since 2008. He earned a bachelor's degree in Agricultural Business from Iowa State University. Mr. Trunnel has earned the right to use the Chartered Financial Analyst designation.

Randy Woodbury has been with Principal® since 1998. He earned a bachelor’s degree in Finance and an M.B.A. in Finance from Iowa State University, as well as a master’s degree in Theology from Midwestern Baptist Theological Seminary. Mr. Woodbury has earned the right to use the Chartered Financial Analyst designation.

Effective July 1, 2019, in The Sub-Advisors section under Mellon Investments Corporation, delete references to the Bond Market Index Fund and all references to portfolio managers.

PURCHASE OF FUND SHARES

Add the following after the fifth paragraph:

SystematEx Large Value Fund
The Fund will liquidate on or about May 1, 2019. On that date, delete references to the SystematEx Large Value Fund from the prospectus.

Delete the Small-MidCap Dividend Income Fund section.

Under Eligible Purchasers, delete the first paragraph and replace with the following:

You must be an eligible purchaser for a particular share class to buy shares of a Fund available in that share class. At the sole discretion of the Distributor, the Fund may permit certain types of investors to open new accounts, impose further restrictions on purchases, or reject any purchase orders, all without prior notice. Not all of the Funds are offered in every state. Please check with your Financial Professional or our home office for state availability.